                                                                    Exhibit 99.1


                        ARCHSTONE-SMITH OPERATING TRUST


Statements of Earnings /(1)/
---------------------------------------------------------------------------------------------------------------------------------
In thousands, except per share amounts
                                                                               Three Months Ended           Twelve Months Ended
                                                                                   December 31,                 December 31,
                                                                          ------------------------   ----------------------------
                                                                                2001        2000           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Revenues:
  Rental Revenues                                                             $221,735    $172,184      $701,794         $688,544
  Income from Unconsolidated Entities /(2)/                                      5,635          18        14,374            2,752
  Other Income                                                                   2,058       1,314        12,769           31,938
                                                                          ------------------------   ----------------------------
                                                                               229,428     173,516       728,937          723,234
                                                                          ------------------------   ----------------------------

Expenses:
  Rental Expenses                                                               56,095      42,245       170,560          166,800
  Real Estate Taxes                                                             18,153      14,093        59,133           58,808
  Depreciation on Real Estate Investments                                       41,393      33,818       132,126          143,694
  Interest                                                                      42,927      36,163       141,907          145,173
  General and Administrative                                                     8,008       5,766        26,503           23,157
  Other  /(3)/                                                                   7,435       5,015        23,311            9,136
                                                                          ------------------------   ----------------------------
                                                                               174,011     137,100       553,540          546,768
                                                                          ------------------------   ----------------------------

Earnings from Operations                                                        55,417      36,416       175,397          176,466
Less:
  Minority Interest - Perpetual Preferred Units                                  1,567       1,567         6,269            5,915
  Minority Interest - Convertible Operating Partnership Units /(4)/                357         365         1,524            1,326
Plus:  Gains on Dispositions of Real Estate Investments, net                    19,985       9,575       100,273           93,071
                                                                          ------------------------   ----------------------------
Net Earnings before Extraordinary Items                                         73,478      44,059       267,877          262,296
   Less:  Extraordinary Item - Loss on Early Extinguishment of Debt              2,303         911         2,303              911
                                                                          ------------------------   ----------------------------
Net Earnings                                                                    71,175      43,148       265,574          261,385
Less: Preferred Unit Dividends                                                   7,153       6,232        22,277           25,340
                                                                          ------------------------   ----------------------------
Net Earnings Attributable to Common Units - Basic                               64,022      36,916       243,297          236,045
Add Back:
   Minority Interest (dilutive securities only)                                      -           -         1,524            1,326
   Convertible Preferred Unit Dividends                                              -           -         9,696            7,254
                                                                          ------------------------   ----------------------------
Net Earnings Attributable to Common Units - Diluted                           $ 64,022    $ 36,916      $254,517         $244,625
                                                                          ========================   ============================
Weighted Average Common Units Outstanding
   Basic                                                                       173,367     122,506       134,589          131,874
                                                                          ------------------------   ----------------------------
   Diluted                                                                     174,592     122,931       142,091          137,730
                                                                          ------------------------   ----------------------------
Net Earnings per Common Unit
   Basic                                                                      $   0.37    $   0.30      $   1.81         $   1.79
                                                                          ========================   ============================
   Diluted                                                                    $   0.37    $   0.30      $   1.79         $   1.78
                                                                          ========================   ============================
Cash distributions paid per common unit                                       $  0.410    $  0.385      $   1.64         $   1.54
                                                                          ========================   ============================

NOTES

(1) In October 2001, Archstone Communities Trust ("Archstone") reorganized into an umbrella partnership real estate investment trust ("UPREIT") structure, merged with Charles E. Smith Residential Realty, L.P. and changed its name to Archstone-Smith Operating Trust (for more information, see the Form 8-K filed on November 1, 2001.) The quarterly and annual per share amounts for 2000 have been presented as per unit amounts as if Archstone were an UPREIT during 2000.

(2) Reflects the company's proportionate share of earnings in the following entities:

                                                                    Three Months Ended                  Twelve Months Ended
                                                                       December 31,                          December 31,
                                                             -----------------------------       ----------------------------
                                                                   2001             2000               2001             2000
                                                             -----------------------------       ----------------------------
   Ameriton Properties Incorporated                                 $2,164           ($57)           $ 9,848           $2,801
   Consolidated Engineering Services                                 1,437              -              1,437                -
   Smith Management Construction                                       216              -                216                -
   Real Estate Joint Ventures                                        1,818             75              2,873              (49)
                                                             ----------------------------        ----------------------------
      Income from Unconsolidated Entities                           $5,635            $18            $14,374           $2,752
                                                             ----------------------------         ---------------------------

(3) Includes $2.7 million of merger related costs and $2.6 million of technology write-offs for the three months ended December 31, 2001.

(4) Represents the income attributable to the operating partnership interests in Archstone Communities Limited Partnership and Atlantic Multifamily Limited Partnership.

                        ARCHSTONE-SMITH OPERATING TRUST

  Balance Sheets /(1)/
----------------------------------------------------------------------------------------------------------------------
  In thousands
                                                                                               December 31,
  Assets                                                                                 2001               2000
----------------------------------------------------------------------------------------------------------------------
  Real Estate                                                                            $8,276,004         $5,058,910
  Less: Accumulated Depreciation                                                            406,784            375,672
                                                                                   ----------------   ----------------
                                                                                          7,869,220          4,683,238

  Investment In and Advances to Unconsolidated Entities /(2)/                               437,365            226,020
                                                                                   ----------------   ----------------
   Net Investments                                                                        8,306,585          4,909,258

  Cash and Cash Equivalents                                                                   7,027              9,077
  Restricted Cash in Tax-Deferred Exchange Escrow                                           120,421              3,274
  Other Assets                                                                              115,882             94,522
                                                                                   -----------------  ----------------
   Total Assets                                                                          $8,549,915         $5,016,131
                                                                                   =================  ================

Liabilities and Unitholders' Equity
----------------------------------------------------------------------------------------------------------------------

Liabilities:
  Unsecured Credit Facilities                                                            $  188,589         $  193,719
  Long Term Unsecured Debt                                                                1,333,890          1,401,262
  Mortgages Payable                                                                       2,330,533            875,804
  Dividends Payable                                                                          89,326             50,330
  Payables, Accrued Expenses and Other Liabilities                                          212,030            150,073
                                                                                   ----------------   ----------------
   Total Liabilities                                                                      4,154,368          2,671,188
                                                                                   ----------------   ----------------

Minority Interest:
  Series E, F and G Perpetual Preferred Units                                                73,180             73,187
  Operating Partnership Units and other minority interests /(3)/                             21,347             20,150
                                                                                   ----------------   ----------------
                                                                                             94,527             93,337
                                                                                   ----------------   ----------------
Other common unitholders' interests, at redemption value                                    669,502                  -
                                                                                   ----------------   ----------------

Unitholders' Equity:
  Convertible Preferred Units                                                               225,351             82,651
  Perpetual Preferred Units                                                                 148,763            204,205
  Common Units                                                                            3,257,404          1,964,750
                                                                                   ----------------   ----------------
   Total Unitholders' Equity                                                              3,631,518          2,251,606
                                                                                   ----------------   ----------------

   Total Liabilities and Unitholders' Equity                                             $8,549,915         $5,016,131
                                                                                   ================   ================


NOTES

(1) In October 2001, Archstone reorganized into an UPREIT structure, merged with Charles E. Smith Residential Realty, L.P. and changed its name to Archstone-Smith Operating Trust (for more information, see the Form 8-K filed on November 1, 2001.) The equity accounts of the December 31, 2000 Balance Sheet of Archstone have been recast as if it were an UPREIT to provide comparability between December 31, 2001 and 2000.

(2) Reflects the investment in and advances to the following unconsolidated entities:

                                                                                    December 31,
                                                                              2001               2000
                                                                        -----------------------------------
   Ameriton Properties Incorporated                                             $244,654           $209,347
   Consolidated Engineering Services                                             133,878                  -
   Smith Management Construction                                                   1,894                  -
   Real Estate Joint Ventures                                                     56,939             16,673
                                                                        ----------------   ----------------
      Investment In and Advances to Unconsolidated Entities                     $437,365           $226,020
                                                                        ----------------   ----------------

(3) Includes operating partnership units in Archstone Communities Limited Partnership and Atlantic Multifamily Limited Partnership.

                                ARCHSTONE-SMITH

Investment Summary \(1)\
-----------------------------------------------------------------------------------------------------------------------------------
  All dollar amounts in thousands, except cost per unit figures
                                                                         Three-month period ended
                                                       ------------------------------------------------------------      Year ended
                                                        March 31,        June 30,      September 30,   December 31,     December 31,
Operating Communities                                      2001            2001            2001            2001             2001
-----------------------------------------------------------------------------------------------------------------------------------
Garden:
  Communities                                                  183             165             165             168             168
  Units                                                     55,843          50,145          50,476          56,021          56,021
  Total Investment                                      $4,316,765      $3,983,487      $4,085,737      $4,798,348      $4,798,348
  Cost per Unit                                         $   77,302      $   79,439      $   80,944      $   85,653      $   85,653
-----------------------------------------------------------------------------------------------------------------------------------

High-Rise:
  Communities                                                    -               -               -              47              47
  Units                                                          -               -               -          21,149          21,149
  Total Investment                                               -               -               -      $3,200,724      $3,200,724
  Cost per Unit                                                  -               -               -      $  151,342      $  151,342
-----------------------------------------------------------------------------------------------------------------------------------

Total Portfolio:
  Communities                                                  183             165             165             215             215
  Units                                                     55,843          50,145          50,476          77,170          77,170
  Total Investment                                      $4,316,765      $3,983,487      $4,085,737      $7,999,072      $7,999,072
  Cost per Unit                                         $   77,302      $   79,439      $   80,944      $  103,655      $  103,655


Development Pipeline
-----------------------------------------------------------------------------------------------------------------------------------

  Starts During Period
   Communities                                                   1               2               2               -               5
   Units                                                       148             445             558               -           1,151
   Total Investment                                     $   32,005      $   93,391      $   89,089               -      $  214,485
   Cost per Unit                                        $  216,253      $  209,868      $  159,658               -      $  186,347

  Completions During Period
   Communities                                                   1               2               2               1               6
   Units                                                       448             812             480             736           2,476
   Total Investment                                     $   32,269      $   62,120      $   34,702      $  106,328      $  235,419
   Cost per Unit                                        $   72,029      $   76,503      $   72,296      $  144,467      $   95,080

  Stabilizations During Period /(2)/
   Communities                                                   1               1               3               2               7
   Units                                                       392             448             956           1,072           2,868
   Total Investment                                     $   40,084      $   32,269      $   73,142      $  116,244      $  261,739
   Cost per Unit                                        $  102,254      $   72,029      $   76,508      $  108,436      $   91,262

  Under Construction at End of Period
   Communities                                                  11              11               9              10              10
   Units                                                     3,807           3,440           2,839           2,812           2,812
   Total Investment                                     $  475,507      $  506,778      $  464,019      $  535,730      $  535,730
   Cost per Unit                                        $  124,903      $  147,319      $  163,445      $  190,516      $  190,516
   Investment to Date                                   $  302,818      $  311,230      $  292,302      $  358,367      $  358,367

  Development Expenditures During Period                $   40,579      $   47,046      $   46,659      $   51,704      $  185,988

Acquisitions
-----------------------------------------------------------------------------------------------------------------------------------

  Communities                                                    -               -               4               3               7
  Units                                                          -               -           1,308             646           1,954
  Total Investment                                               -               -      $  161,202      $   71,309      $  232,511
  Cost per Unit                                                  -               -      $  123,243      $  110,385      $  118,992

Dispositions
-----------------------------------------------------------------------------------------------------------------------------------

  Communities                                                   19              22               5              12              58
  Units                                                      7,108           7,046           1,457           2,862          18,473
  Gross Sales Proceeds                                  $  461,025      $  461,875      $  108,003      $  170,325      $1,201,228
  Gains/(3)/                                            $   58,827      $   63,697      $    9,759      $   19,951      $  152,234

NOTES

(1) In October 2001, Archstone reorganized into an UPREIT structure, merged with Charles E. Smith Residential Realty L.P. and changed its name to Archstone-Smith Operating Trust (for more information, see the Form 8-K filed on November 1, 2001.) The accompanying investment summary gives effect to the merger with Charles E. Smith Residential Realty L.P. on October 31, 2001.

(2) Stabilizations During Period: Completed development communities achieving 93% occupancy at stabilized market rental rates.

(3) Includes gains from joint venture transactions which were deferred in accordance with generally accepted accounting principles.